Exhibit 10.3
November 18, 2008
J. Lanier Little
Executive Vice President, Consumer Banking
c/o First Niagara Financial Group, Inc.
6950 South Transit Road
Lockport, New York 14095
Dear Lanny,
First Niagara Financial Group, Inc. (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:
(1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “CPP Covered Period.” A “CPP Covered Period” is any period during which (A) you are a senior executive officer and (B) Treasury holds an equity or debt position acquired from the Company in the CPP.

(2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

(3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you is hereby amended to the extent necessary to give effect to provisions (l) and (2).
UST Sequence No. 9

J. Lanier Little
November 18, 2008

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.
(4)	Definitions and Interpretation. This letter shall be interpreted as follows:
•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1 (b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11, (as in effect on the Closing Date).

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).
(5)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.
UST Sequence No. 9

J. Lanier Little
November 18, 2008

The Board appreciates the concessions you are making and looks forward to your continued leadership during these financially turbulent times.

Yours sincerely, FIRST NIAGARA FINANCIAL GROUP, INC.
By:	/s/ John R. Koelmel
	Name:	John R. Koelmel
	Title:	President and Chief Executive Officer

Intending to be legally bound, I agree with and accept the foregoing terms on the date set forth below.

/s/ J. Lanier Little
J. Lanier Little
Date: November 18, 2008
UST Sequence No. 9

November 18, 2008
Frank J. Polino
Executive Vice President, Operations
c/o First Niagara Financial Group, Inc.
6950 South Transit Road
Lockport, New York 14095
Dear Frank,
First Niagara Financial Group, Inc. (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:
(1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “CPP Covered Period.” A “CPP Covered Period” is any period during which (A) you are a senior executive officer and (B) Treasury holds an equity or debt position acquired from the Company in the CPP.

(2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

(3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you is hereby amended to the extent necessary to give effect to provisions (l) and (2).
UST Sequence No. 9

Frank J. Polino
November 18, 2008

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.
(4)	Definitions and Interpretation. This letter shall be interpreted as follows:
•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Closing Date).

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).
(5)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.
UST Sequence No. 9

Frank J. Polino
November 18, 2008

The Board appreciates the concessions you are making and looks forward to your continued leadership during these financially turbulent times.

Yours sincerely, FIRST NIAGARA FINANCIAL GROUP, INC.
By:	/s/ John R. Koelmel
Name: John R. Koelmel
	Title:	President and Chief Executive Officer

Intending to be legally bound, I agree with and accept the foregoing terms on the date set forth below.

/s/ Frank J. Polino
Frank J. Polino
Date: November 18, 2008
UST Sequence No. 9

November 18, 2008
Daniel E. Cantara, III
Executive Vice President, Commercial Business,
   Regional President, Western New York
c/o First Niagara Financial Group, Inc.
6950 South Transit Road
Lockport, New York 14095
Dear Dan,
First Niagara Financial Group, Inc. (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:
(1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “CPP Covered Period.” A “CPP Covered Period” is any period during which (A) you are a senior executive officer and (B) Treasury holds an equity or debt position acquired from the Company in the CPP.

(2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

(3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you is hereby amended to the extent necessary to give effect to provisions (1) and (2).
UST Sequence No. 9

Daniel E. Cantara, III
November 18, 2008

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.
(4)	Definitions and Interpretation. This letter shall be interpreted as follows:
•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Closing Date).

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).
(5)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.
UST Sequence No. 9

Daniel E. Cantara, III
November 18, 2008

The Board appreciates the concessions you are making and looks forward to your continued leadership during these financially turbulent times.

Yours sincerely, FIRST NIAGARA FINANCIAL GROUP, INC.
By:	/s/ John R. Koelmel
	Name:	John R. Koelmel
	Title:	President and Chief Executive Officer

Intending to be legally bound, I agree with and accept the foregoing terms on the date set forth below.

/s/ Daniel E. Cantara, III
Daniel E. Cantara, III
Date: November 18, 2008
UST Sequence No. 9

November 18, 2008
Michael W. Harrington
Chief Financial Officer
c/o First Niagara Financial Group, Inc.
6950 South Transit Road
Lockport, New York 14095
Dear Michael,
First Niagara Financial Group, Inc. (the “Company) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:
(1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “CPP Covered Period.” A “ CPP Covered Period” is any period during which (A) you are a senior executive officer and (B) Treasury holds an equity or debt position acquired from the Company in the CPP.

(2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

(3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you is hereby amended to the extent necessary to give effect to provisions (1) and (2).
UST Sequence No. 9

Michael W. Harrington
November 18, 2008

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.
(4)	Definitions and Interpretation. This letter shall be interpreted as follows:
•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Closing Date).

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).
(5)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.
UST Sequence No. 9

Michael W. Harrington
November 18, 2008

The Board appreciates the concessions you are making and looks forward to your continued leadership during these financially turbulent times.

Yours sincerely, FIRST NIAGARA FINANCIAL GROUP, INC.
By:	/s/ John R. Koelmel
	Name:	John R. Koelmel
	Title:	President and Chief Executive Officer

Intending to be legally bound, I agree with and accept the foregoing terms on the date set forth below.

/s/ Michael W. Harrington
Michael W. Harrington
Date: November 18, 2008
UST Sequence No. 9

November 18, 2008
John R. Koelmel
President and Chief Executive Officer
c/o First Niagara Financial Group, Inc.
6950 South Transit Road
Lockport, New York 14095
Dear John,
First Niagara Financial Group, Inc. (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:
(1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “CPP Covered Period.” A “CPP Covered Period” is any period during which (A) you are a senior executive officer and (B) Treasury holds an equity or debt position acquired from the Company in the CPP.

(2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

(3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you is hereby amended to the extent necessary to give effect to provisions (1) and (2).
UST Sequence No. 9

John R. Koelmel
November 18, 2008

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.
(4)	Definitions and Interpretation. This letter shall be interpreted as follows:
•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Closing Date).

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).
(5)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.
UST Sequence No. 9

John R. Koelmel
November 18, 2008

The Board appreciates the concessions you are making and looks forward to your continued leadership during these financially turbulent times.

Yours sincerely, FIRST NIAGARA FINANCIAL GROUP, INC.
By:	/s/ John Mineo
	Name:	John Mineo
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Intending to be legally bound, I agree with and accept the foregoing terms on the date set forth below.

/s/ John R. Koelmel
John R. Koelmel
Date: November 18, 2008
UST Sequence No. 9